1Q 2022 Investor Presentation

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2021 Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

Corporate Headquarters - Rockville, MD Balance Sheet ($M, except per share amounts) Unaudited March 31, 2022 Quarterly Result 1 Yearly Result Assets $ 2,122 3.3% 1.5 % Portfolio Loans 1,526 0.1% 16.3 % Deposits 1,863 3.6% — % Quarterly Financial Performance Earnings per Share, Diluted $ 0.71 — % 9.2 % ROAA 2.01% 6 bps 14 bps ROATCE 20.30% -36 bps -200 bps Tangible Book Value per Share $ 14.39 1.5% 18.5 % Efficiency Ratio 65.12% -71 bps -199 bps Net Interest Margin 6.79% 30 bps 164 bps Capital Bancorp, Inc. (NASDAQ-CBNK) Financial Highlights Corporate Timeline Founded as Harbor Capital National Bank Recapitalized by investor group Acquired three failed institutions including OpenSky® CEO Ed Barry joined Capital Bank Assets exceed $1 billion Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000 Footprint 1999 2002 2011 2012 2017 2018 3 DC-MD-VA Maryland Pennsylvania 1 Results comparing current quarter with immediately prior quarter Originated $371 million SBA-PPP loans (2020 & 2021) 2020 $40MM net income, dividend initiated, assets exceed $2 billion OpenSky® accounts exceed 700,000 2021 2022 Q1 earnings grow 13.7% year over year

Digital Challenger Bank with Diversified Lines of Business

Technology-driven



Data and analytics



Digital-lead generations



Customer experience



Back office automation & Fraud Prevention

Differentiated Go-to-Market Strategy

OpenSky® Digital Bank

- Initial lead product - nationwide, secured credit card to help under-banked customers (re)establish their credit
- Building capabilities to cross-sell products and services as card-holders progress on their customer journeys
- Proprietary platforms for web/mobile originations, credit monitoring and scoring analytics



Summary of Card Portfolios
223 244 401 529 569 642 708 700 660 631
$45 $40 $54 $84 $104 $84 $121 $135 $141 $124
$79 $86 $136 $180 $194 $216 $242 $242 $230 $220
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22
Period Ending
Cards (000s)
Loans, net ($M)
Deposits ($M)

Capital Bank Home Loans

- Nationwide, digitally-enabled, consumer-direct product drives ~10% of origination volume
- ~2/3 of mortgages originated in dynamic MD/DC/VA area
- New hires focused on purchase (~73% of volume) and niche products



Mortgage Volume and Gain on Sale Margin
$186 $180 $315 $432 $382 $354 $266 $217 $158 $110
2.63% 2.21% 2.97% 3.13% 3.14% 3.00% 2.79% 2.67% 2.48% 2.77%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22
Re-finance ($M)
Purchase($M)
Gain on Sale Margin (%)

Capital Bank - Commercial Lending

- Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets
- High value-added services generate above-average risk-adjusted loan yields
- Improving deposit portfolio mix: 44% non-interest DDA



Portfolio Loans, excl. OpenSky and SBA-PPP(1)
$1.13 $1.15 $1.15 $1.15 $1.21 $1.23 $1.27 $1.32 $1.39 $1.41
5.76% 5.73% 5.48% 5.46% 5.36% 5.29% 5.13% 4.96% 4.96% 5.05%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22
Portfolio Loans, ex OpenSky and SBA-PPP ($B)
Yield

CAPITAL BANCORP, INC.

(1) Portfolio loans include loans held by Church Street Capital and Capital Bancorp.

4

High Profitability Funds Re-Investment in Businesses • Expand digital marketing and partnerships • Optimize application funnel • Increase customer graduation • Cross-sell Digital Bank products / services • Expand entry products beyond secured card OpenSky® Digital Bank Capital Bank Home Loans 5 Capital Bank - Commercial Lending Accelerating investments in 2022 to develop future revenue opportunities Opportunities 2022 Investment Capital Bank - Corporate Expected Revenue Build 2022 • Expand digital marketing and partnerships • Accelerate third party origination efforts • Reduce costs with technology • Selective additions of C&I and CRE lending teams • Energy efficient lending • Digital commercial deposit opening • Geographic expansion (Eastern Seaboard SBA) • IT and HR infrastructure upgrades • CRM enhancement • API Gateway enhancement • Risk monitoring enhancement • DC branch relocation 2023 2024

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 6 • Organic growth has consistently exceeded community banking peers • OpenSky® drives high non-interest income and provides resiliency during economically stressed periods • Asset growth and differentiated businesses drive margins, profitability and book value • Investments in proprietary technology, data analytics and digital marketing • Scalable OpenSky® and Capital Bank Home Loans infrastructure • Continued investment and talent acquisitions to bolster innovation capabilities • Experts in their fields combining large bank and community bank skills to scale the business • Capabilities in data, analytics, marketing and technology • Significant (>40%) board and management ownership • Superior credit performance and track record • Well-reserved portfolio and robust capital to provide support in economic downturn and finance continued growth Operate in Exceptional Market Experienced Entrepreneurial Management Team Growth and Diversified Revenue Generation Drive Superior Profitability Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan Strong Balance Sheet and Robust Capital Positions • The D.C. and Baltimore MSAs comprise one of the largest and wealthiest regions in the U.S • Opportunities for customer and talent acquisition created by consolidation • Market historically insulated from economic downturns by federal government presence and provides core profitability to invest in Digital Challenger Bank expansion Distinctive Investment Opportunity

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 • OpenSky® mobile app enabling cost- effective customer acquisition and servicing • Proprietary data, credit scoring (B- Score), and algorithms improving customer retention with unsecured credit initiative • NPV models driving product and marketing decisions 7 Data and Analytics Customer Experience Back Office Automation & Fraud Prevention Proprietary data and analytics support consumer and commercial lending Investment and partnerships providing enhanced customer experience Technology facilitating gains in operating leverage and fraud prevention Digital-lead Generation Fintech partnerships driving growth in mortgage, OpenSky® and deposits Technology facilitates growth and profitability Ready for Jesse's final touch • Proprietary technology facilitating acquisition of middle-market customers • Strategic fintech partnerships driving niche deposit growth • Internally-developed commercial score tracking micro market performance • Social media marketing programs efficiently accessing diverse, nationwide customer base • QuickClose digital mortgage platform reducing costs • Active product management enhancing volumes and margins Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 $923 $1,126 $1,148 $1,151 $1,155 $1,210 $1,229 $1,275 $1,317 $1,390 $1,409 $32 $45 $40 $53 $85 $102 $84 $121 $135 $141 $124 $236 $239 $205 $272 $208 $141 $111 $52 $955 $1,171 $1,188 $1,440 $1,479 $1,517 $1,585 $1,604 $1,593 $1,642 $1,585 Portfolio Loans ($M) OpenSky ($M) SBA-PPP Loans ($M) 3Q18 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 33% 41% 70% 75% 75% 95% 101% 102% 92% 98% 7% 11% 22% 24% 27% 34% 36% 41% 45% 48% CBNK Peer 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 —% 20% 40% 60% 80% 100% 120% 8 Growth has Outpaced Peers Asset Growth (1) Strong Organic Loan Growth Loan Growth 12% CAGR 43% CAGR 104% Outperformance Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. Growth and Diversified Revenue Generation... (1) Growth calculated from the 2018 IPO.

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 22.6% 21.7% 33.4% 23.8% 42.7% 49.0% 36.3% 24.5% 19.9% 16.0% 15.8% 17.0% 18.0% 18.2% 20.8% 19.2% 19.8% 18.7% CBNK Peer Median 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 10.0% 20.0% 30.0% 40.0% 50.0% $16.5 $17.3 $18.3 $18.2 $19.1 $6.5 $12.4 $13.6 $22.6 $20.9 $3.7 $8.3 $4.7 $1.9 Commercial OpenSky CBHL 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 $24.0 Varied Revenue Generation Capabilities 9 Noninterest Income to Operating Revenue (%)Revenue by Line of Business ($M) Noninterest Income Impacted by Slowing Mortgage Activity but Higher on Average Over Time Average CBNK 30 % Peer Median 18 % Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. Growth and Diversified Revenue Generation...

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 38% 173% 150% 204% 174% 174% 5% 28% 30% 49% 38% 38% CBNK Peer 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 —% 50% 100% 150% 200% 5.32% 5.14% 4.71% 4.98% 5.54% 5.15% 5.47% 6.27% 6.49% 6.79% 4.02% 3.95% 3.94% 3.80% 3.76% 3.63% 3.55% 3.52% 3.70% 3.82% 3.60% 3.60% 3.36% 3.27% 3.40% 3.42% 3.22% 3.33% 3.18% 3.18% CBNK CBNK, ex OpenSky and SBA-PPP Peer 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 10 Net Interest Margin Earnings per Share Growth (1) 358% Outperformance OpenSky® Drives Consistently High Margins Diversified Business Model Drives Earnings Growth Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. ...Drive Superior Profitability (1) Growth calculated from the 2018 IPO.

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 19% 22% 27% 35% 43% 50% 59% 69% 75% 78% 17% 20% 24% 27% 31% 33% 38% 40% 44% 36% CBNK TBV Growth Peer Median Growth 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 15.4% 8.5% 13.6% 23.4% 25.4% 22.0% 22.3% 23.9% 20.7% 20.3% 10.3% 7.6% 9.3% 10.2% 11.9% 12.7% 12.4% 12.3% 11.3% 11.2% CBNK Peer 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 11 117% Outperformance 81% Outperformance Growth and NIM Result in High ROE Return on Average Tangible Equity (1) Earnings Outperformance Translates to Capital Accumulation Tangible Book Value Growth per Share (1) Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Outperformance measured through latest date that peer group data was available. Peer comparisons utilize same period values utilizing the most recent available peer data. ...Drive Superior Profitability (1) Growth calculated from the 2018 IPO.

Experienced Entrepreneurial Management Team Scot R. Browning President Joined 2002 • Mr. Browning oversees the commercial lending department and commercial loan portfolio which has grown from $13.7 million to over $1.5 billion during his tenure • More than 30 years of banking experience primarily in commercial lending with prior leadership roles at United Bank, F&M Bank Allegiance and Century National Bank Alan W. Jackson Chief Financial Officer Joined 2017 • Mr. Jackson has more than 30 years of financial services experience including previously serving as CFO of two publicly traded banks • Prior to joining Capital Bank, Mr. Jackson was a Senior Managing Director with FinPro and spent 5 years with Banker’s Dashboard & S&P Global Market Intelligence Edward F. Barry Chief Executive Officer Joined 2012 • Prior to joining Capital Bank, Mr. Barry held senior positions at Capital One Bank, Bank of America, and E&Y/Capgemini where he held a variety of roles primarily focusing on marketing, data, analytics and strategy • Recognized in 2017 as E&Y’s Entrepreneur of the Year, Mid-Atlantic Region Karl Dicker Chief Operating Officer Joined 2018 • Prior to joining Capital Bank, Mr. Dicker spent 16 years with Capital One Bank rising to Senior Vice President where he led Treasury Management Strategy, Marketing & Analytics and served as Head of Enterprise Payments • Key experience also includes core system and CRM implementations, sales enablement, banking innovation, data and analytics 12

Experienced Entrepreneurial Management Team 13 Eric Suss Chief Human Resources Officer Joined 2012 • More than 20 years of experience in human resources and talent recruitment • Prior to Capital Bank, Mr. Suss spent nearly 10 years in human resources with CPA Global, a leading international provider of outsourced intellectual property solutions Kathy Yamada Chief Credit Officer Joined 2010 • Ms. Yamada is responsible for the credit administration function including credit policy, loan approval process, loan quality, portfolio risk management and special assets • Prior to Capital Bank, Ms. Yamada spent more than 20 years at Equitable Bank managing its loan origination and credit administration functions Gary Kausmeyer Chief Risk Officer Joined 2020 • More than 15 years building second line of defense in publicly traded community banks ranging from $1-17 billion in assets • Prior to banking, worked in Assurance Services for a public accounting firm and is an active Certified Public Accountant, Certified Anti-Money Laundering Specialist, and Certified Sarbanes-Oxley Expert Sandeep Uthra Chief Information Officer Joined 2021 • Mr. Uthra has more than two decades experience developing and executing information technology strategies, including executive roles in the financial services space. • Prior to joining Capital Bank, Mr. Uthra served in global IT leadership roles in banking, manufacturing, healthcare and consulting corporations in United States, Asia and Africa.

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 $99 $112 $71 $110 $47 $115 $129 $91 $126 $54 16% 15% 29% 14% 17% 2016 Med HHI (000s) 2021 Med HHI (000s) Montgomery, MD Fairfax, VA Washington, DC Howard, MD National Median 14Source: S&P Global Market Intelligence. (1) Community bank defined as institutions having less that $10 billion in deposits as of the most recent quarter. Ranking in Top 25 Counties in US by Median HHI Rank County 2021 Median HHI 1 Loudoun, VA $ 149,148 2 Falls Church, VA (City) 140,659 7 Arlington, VA 129,368 8 Fairfax, VA 128,955 9 Howard, MD 125,526 13 Fairfax, VA (City) 123,771 21 Montgomery, MD 115,401 National Median $ 54,475 2.80% 2.90% 6.80% 4.40% 0.70% Montgomery, MD Fairfax, VA Washington, DC Howard, MD National Median Among the Leaders in the DC MSA for Community Banks(1) Company 2020 Deposits ($Bs) NIB / Deposits (%) HHI ($000s) Cost of Deposits (%) Core ROAA CRE / TRBC (%) Burke & Herbert Bank & Trust (VA) $ 2.71 31% $ 118 0.22% 1.08% 285 % Workers United (PA) 2.03 49 91 0.13 0.89 258 Capital Bancorp Inc. (MD) 1.57 37 115 0.57 2.09 325 John Marshall Bancorp Inc. (VA) 1.57 22 125 0.62 1.14 365 FVCBankcorp Inc. (VA) 1.49 26 125 0.60 1.12 373 MainStreet Bcshs (VA) 1.34 26 126 0.89 1.88 394 Congressional Bancshares Inc (MD) 1.24 41 114 0.58 0.98 130 Community Finl Corp. (MD) 1.14 21 103 0.26 1.10 316 Chain Bridge Bancorp Inc. (VA) 0.97 74 129 0.02 0.17 47 Virginia National Bkshs Corp. (VA) 0.71 29 89 0.36 1.44 239 Median Below $10 B in Deposits $ 0.34 30% $ 90 0.43% 1.13% 225 % Median Household Income Growth Projected 5 Year Count Population Growth (%) Operate in Exceptional Markets

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 Leverage Ratio Tier 1 Ratio Risk Based Capital Ratio CET1 Ratio 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Nonperforming Assets Consistent with Peers Capital Generation Results in Robust Capital Ratios 15Source: S&P Global Market Intelligence. (1) Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of 12/31/2020. Peer data is as of the immediately preceding quarter end period. Nonperforming Assets to Assets Capital Ratios Relative to Peers (1Q22) Reserves Consistently Above Peers Loan Loss Reserve / Loans Historical Capital Ratios 1.31% 1.49% 1.49% 1.56% 1.60% 1.08% 1.16% 1.25% 1.22% 1.22% 1.21% 1.77% 1.79% 1.71% 1.65% 1.32% 1.34% 1.27% 1.23% 1.20% CBNK Peer Median CBNK ex SBA-PPP Peer Median ex SBA-PPP 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 1.00% 1.25% 1.50% 1.75% 2.00% Elevated Capital Ratios Despite Strong Asset Growth 10.25% 15.19% 17.16% 15.04% 9.38% 12.77% 14.66% 12.39% CBNK Peer Median (1) Leverage Ratio Tier 1 Ratio Risk Based Capital Ratio Tier 1 Common Capital (CET1) Ratio —% 8.00% 16.00% 0.50% 0.61% 0.50% 0.79% 0.67% 0.58% 0.54% 0.77% 0.56% 0.28%0.47% 0.51% 0.53% 0.48% 0.46% 0.47% 0.48% 0.35% 0.33% 0.34% CBNK Peer Median (1) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Strong Balance Sheet and Robust Capital Positions

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 16 Operate in Exceptional Markets Experienced Entrepreneurial Management Team Growth and Diversified Revenue Generation Drive Superior Profitability Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan Strong Balance Sheet and Robust Capital Positions Distinctive Investment Opportunity

Appendix

OpenSky® Digital Bank 18 Customer demographics • Nationwide customer base - underserved by traditional credit products • Poor or nonexistent credit history Customer Credit Repair / Establishment • Help customers repair or create acceptable credit history • Functions as a traditional VISA credit card • Initial deposit min $200 - max $3,000 per card ($5,000 per individual) Technology driven • Nationwide web and mobile platform – 81% of applications are submitted on mobile devices using adaptive digital platform • Perform proprietary analytics on customer base to monitor and innovate the portfolio • Website drives >5 million unique visitors annually $79 $86 $136 $180 $194 $216 $242 $242 $230 $220 $45 $40 $54 $84 $104 $84 $121 $135 $141 $124 223 244 401 529 569 642 708 700 660 631 Collateral Deposits ($M) Loans, net ($M) Number of Cards (K) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $31.02 $28.07 $20.26 $25.15 $27.72 $22.39 $26.36 $31.97 $32.14 $32.03 $25.69 $23.28 $20.27 $19.90 $21.41 $19.01 $17.94 $18.09 $17.01 $17.65 Revenue per Card OpEx per Card 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $10 $20 $30 Accelerated Card Growth Strong Revenue Muted by Government Support 2019 2020 2021 2022 J F M A M J J A S O N D 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% Pandemic-related Government Support Impacted Utilization Credit Cards Outstanding, Loans & Deposits ($M) Line Utilization Rate(1) OpenSky® Revenue and Operating Expense per Card($) (1) - Utilization rate is defined as the ratio of the balance outstanding to the line amount. Value Proposition

Capital Bank Home Loans 19 $132 $121 $217 $286 $267 $267 $131 $106 $69 $29 $54 $59 $98 $146 $115 $87 $135 $111 $89 $81 $186 $180 $432 $382 $354 $266 $217 $158 $110 2.63% 2.21% 2.97% 3.13% 3.14% 3.00% 2.79% 2.67% 2.48% 2.77% Re-finance Volume Purchase Volume GOS Margin 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 • Accelerating fintech partnerships to expand originations • Production focused on niche products and purchase originations • MD, VA and Washington, D.C. represent 69% of origination volume within our primary market areas Originations Slowing While Margins Hold Steady • Increased sales staff to improve productivity while optimizing back-office support • National, technology-enabled, consumer-direct marketing efforts • Digital mortgage platform captures online leads and drives customer experience, while reducing costs and building an end-to-end digital process Positioning for Prolonged Slowdown Technology Investments Driving Efficiency Mortgage Originations and Gain on Sale Margin

Commercial Bank

Value Proposition

- Branch-lite model in attractive Maryland, D.C. and Northern Virginia markets
- High value-added service generates above-average risk-adjusted loan yields
- Improving deposit portfolio mix
- Recent hires have bolstered deposit acquisition and loan origination capabilities
- Ongoing investments in technology to provide state-of-the art solutions to business clients

Consistent Loan Growth Without Sacrificing Yields

Loan Portfolio Growth



4Q19: $1,126; 5.76%
1Q20: $1,148; 5.73%
2Q20: $1,151; $236; 5.48%
3Q20: $1,155; $239; 5.46%
4Q20: $1,210; $205; 5.36%
1Q21: $1,229; $272; 5.20%
2Q21: $1,275; $208; 5.12%
3Q21: $1,317; $141; 4.96%
4Q21: $1,390; $111; 4.96%
1Q22: $1,409; $52; 5.05%
Portfolio Loans, ex Card
SBA-PPP Loans
Yield on Portfolio Loans, ex Card

Improving Deposit Franchise

Deposit Portfolio Mix



4Q19: $238; $89; $433; $174; $292
1Q20: $207; $78; $478; $176; $363; 1.17%
2Q20: $187; $77; $513; $268; $564
3Q20: $274; $67; $477; $247; $596
4Q20: $289; $45; $452; $257; $609
1Q21: $285; $28; $477; $301; $772; 0.45%
2Q21: $264; $18; $492; $315; $828
3Q21: $203; $16; $500; $370; $833; 0.27%
4Q21: $178; $501; $331; $788
1Q22: $162; $596; $280; $825; 0.20%
Noninterest-bearing deposits
Savings & MMDA
Non-brokered time deposits
Interest bearing demand
Brokered time deposits
Cost of Deposits (incl. Noninterest-bearing)

Core NIM Consistently Outperforms Peers

Net Interest Margin



6.00%
4.00%
2.00%
5.16%
5.01%
5.15%
6.27%
6.79%
3.95%
3.80%
3.63%
3.52%
3.82%
3.60%
3.27%
3.42%
3.33%
3.18%
3.18%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22
CBNK Margin
CBNK Margin, Ex Card and SBA-PPP
Peer Margin

CAPITAL BANCORP, INC.

Source: S&P Global Market Intelligence.

Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data.

20

Diversified Loan Portfolio Capitalizes on Real Estate Expertise

Balanced Loan Portfolio

Loan Composition ($1.6B 1Q22)



Other Consumer: $1
Credit Card: $124
SBA-PPP: $52
Commercial and Industiral: $178
Construction Real Estate: $246
Residential Real Estate: $420
Commercial Real Estate: $565

CRE Concentration Mitigated by Holding Company Capital

CRE / Total Risk Based Capital ("RBC") Breakdown (1Q22)



297%
172%
125%
Capital Bank, N.A.
257%
146%
111%
Capital Bancorp, Inc.
Construction / RBC
Non-Owner Occupied CRE / RBC

CRE Expertise Focused in Strong DC Metro Market

- Construction lending is a core competency with focus on established builders of single family homes / condos and townhouse conversions
- Loan to value limits of 75% for investor and 80% for owner-occupied construction lending
- Construction loans provide a short-duration, high-yield asset class, plus loan fee income, which supports overall asset sensitivity
- Management and the Board possess extensive expertise in CRE and real estate development
- Owner-occupied commercial real estate "CRE" loans make up approximately 54.8% of total CRE
- Residential real estate loans consist primarily of investment 1-4 family property (rentals)

CAPITAL BANCORP, INC.

Note: -Residential real estate loans consist primarily of investment 1-4 family property (rentals)
-Loan composition data is displayed in millions

21

Stable Loan Portfolio Positioned for Higher Rates SBA-PPP Loan Originations and Subsequent Forgiveness Portfolio Priced Defensively to Protect Yield • Effective use of rate floors has mitigated impact of declining rate environment • 58% of portfolio loans are variable/adjustable and well positioned for rising rates • Loan yields, excluding the credit card portfolio, have consistently averaged nearly 40bps above local peers • Forgiveness and repayment of lower-yielding PPP loans will benefit portfolio yields 22 Fixed Rate: 42% Variable at floor: 31% Variable not at floor: 15% Adjustable at floor: 8% Adjustable not at floor: 4% $102 $137 $(237) $16 $121 $(87) $52 '20 Existing Customers '20 New Customers '20 Forgiven '21 New Customers '21 Existing Customers '21 Forgiven Total $— $100 $200 $300 $400 $119 $72 $107 $221 $255 $636 $52 Portfolio Loans SBA-PPP Loans No Floor <4% 4-5% 5-6% 6-7% Fixed Premium Pricing for Custom Commercial Credit Products(1) Conservative Priced Portfolio Drives Higher Yields Fixed vs. Floating Rate Loans Mix - Portfolio Loans (1Q22) Loan Rate Analysis ($M) (1Q22) Gross SBA-PPP Loans ($M) (1Q22) (1) - Portfolio loans in this analysis exclude OpenSky credit card loans.

9.35% 1.90% 1.91% 1.57% 0.75% 0.46% 0.25% 0.15% 16.46% 5.16% CBNK Peer Median 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 0.00% 8.00% 16.00% 23 Residential Real Estate: $3.05 Commercial Real Estate: $0.02 Commercial and Industrial: $0.85 Construction: $2.04 Credit Card: $0.01 0.50% 0.61% 0.50% 0.79% 0.67% 0.58% 0.54% 0.77% 0.56% 0.28%0.47% 0.51% 0.53% 0.48% 0.46% 0.47% 0.48% 0.35% 0.33% 0.34% CBNK Peer Median (1) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 0.03% 0.01% 0.01% 0.01% 0.13% 0.03% 0.03% (0.01)% —% —% 0.04% 0.06% 0.05% 0.04% 0.06% 0.09% 0.05% 0.09% 0.18% 0.24% CBNK, net OpenSky Peer Median 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 0% 0.2% 0.4% Nonperforming Loans Largely Real Estate Secured Nonperforming Assets Consistent with Peers Lower Level of COVID-19 Deferrals Managing Credit and Identifying Issues Early Nonperforming Loans ($5.98M) (1Q22) Nonperforming Assets to Assets COVID-19 Deferrals / Total Net Loans Net Charge-offs to Average Portfolio Loans Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data. Asset Quality Metrics

Improving Deposit Franchise • Recruiting deposit sales teams, including fiduciary specialists, from recently acquired competitors driving core deposit growth • Customizing solutions for clients, including fiduciary and non-profit organizations, to generate low-cost business deposit accounts • OpenSky® provides a unique channel for generating non-interest bearing deposits Core Deposit Momentum Focused Efforts Increasing Non-Interest Bearing Deposits Time Deposit Maturities Reducing Forward Funding Costs Niche Verticals Improving Deposit Franchise 24 $52 $87 $129 $109 $99 $149 $166 $138 $119 $122 $92 $98 $155 $154 $148 $182 $223 $228 $190 $202 $79 $86 $136 $180 $194 $219 $243 $242 $230 $220 Title Accounts - Non-Int Bearing Title Accounts - Int Bearing OpenSky Accounts 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $21.5 $23.1 $94.7 $12.7 $2.7 $1.6 $2.1 $1.6 0.28% 0.85% 1.89% 0.23% 0.18% 0.39% 1.01% 0.26% Certificate of Deposits Wtd Avg Interest Rate 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest-bearing deposits: 44% Interest bearing demand: 15% Savings & MMDA: 32% Non-brokered time deposits: 9% Certificates of Deposits Maturity Schedule ($M) Low Cost Deposits ($M) Deposit Franchise Composition ($1.9B) (1Q22)

Portfolio Loan Yield ex OpenSky Cost of Funds 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 0.00 2.00 4.00 6.00 25 5.33% 4.72% 5.01% 5.57% 5.15% 5.47% 6.27% 6.49% 6.79% 3.60% 3.36% 3.27% 3.40% 3.42% 3.22% 3.33% 3.18% 3.18% Net Interest Margin Peer Median (1) 4Q19 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Delivering Superior Net Interest Margin 4.02% 3.95% 3.94% 3.80% 3.76% 3.63% 3.55% 3.52% 3.70% 3.82% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 • Deliver real, advice-based solutions to complex credit needs rather than acting as the low-cost provider (largely avoid bid situations) • Target customers with complex credit needs who recognize our added value to their business • Net interest margin is enhanced by OpenSky® card returns and deposit contribution • Consistently collect loan fees Elevated Margin Supported by Card and Fee Discipline Core Margin Supported by Disciplined Fee Collection Business Model Focused on Adding Value for Customers Compression of Loan Yields Offset by Cost of Funds Net Interest Margin Net Interest Margin, ex Card and SBA-PPP Loans Margin Components 4.64% Spread 3.90% Spread Source: S&P Global Market Intelligence. (1) Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data.

• Renegotiation of data processing contracts will reduce costs and improve efficiency • Expand digital marketing and partnerships • IT and HR infrastructure upgrades • Implement technology to reduce cost in mortgage bank 70% 72% 65% 67% 66% 65% 66% 68% 62% 63% 66% CBNK Peer Median 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Efficiency Ratio 72% 65% 67% 65% 68% 62% 58% 66% 70% 44% 50% 114% 83% 78% 88% 62% CBNK Commercial CBHL OpenSky 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Improving Efficiency Ratio as Businesses Scale Diversified Businesses with Complimentary Efficiencies Investments Driving a Positive Long-term Impact on Efficiency: Efficiency Ratio by Line of BusinessEfficiency Ratio Efficiency Improvement CBNK 6.76 % Peer Median (0.50) % 26 Source: S&P Global Market Intelligence. Note: Peer Group includes major exchange traded banks with $500 million - $2 billion in total assets as of the preceding quarter. Peer comparisons utilize same period values utilizing the most recent available peer data.